SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20552


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


                                  March 1, 2006
                -------------------------------------------------
                Date of Report (Date of earliest event reported)


                               BUCS Financial Corp
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             (Exact name of Registrant as specified in its Charter)


         Maryland                 000-32437                     52-2265986
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(State or other jurisdiction      (File No.)               (IRS Employer
 of incorporation)                                       Identification Number)


10455 Mill Run Circle, Owings Mills, Maryland                   21117
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(Address of principal executive offices)                    (Zip Code)


Registrant's telephone number, including area code:   (410) 998-5304
                                                      --------------


                                 Not Applicable
          -------------------------------------------------------------
          (Former name or former address, if changed since last Report)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_|  Written communications pursuant to Rule 425 under the Securities Act

|_|  Soliciting material pursuant to Rule 14a-12 under the Exchange Act

|_|  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act

|_|  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act

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                               BUCS FINANCIAL CORP

                      INFORMATION TO BE INCLUDED IN REPORT
                      ------------------------------------


Item 1.01 Entry into a Material Definitive Agreement
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         On  February  23,  2006,  the  Compensation  Committee   ("Compensation
Committee") of the Board of Directors of BUCS Financial Corp (the "Company") approved a 2006 performance incentive plan for its President and Chief Executive Officer, Mr. Herbert J. Moltzan, based upon a variety of performance criteria, including earnings per share growth, return on equity, deposit growth and other factors. The target bonus for Mr. Moltzan for 2006 performance, payable in 2007, is $23,032 payable as a cash bonus and $50,000 as a deferred payment under a supplemental retirement plan.

         Previously, the Board of Directors approved a bonus payout in 2006 to Mr. Moltzan for 2005 performance in the amount of $33,588 as a cash bonus and $42,500 as a deferred payment under the supplemental retirement plan.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                  BUCS FINANCIAL CORP



Date: March 1, 2006               By:  /s/Matthew J. Ford
                                       -----------------------------------------
                                       Matthew J. Ford
                                       Senior Vice President and Chief Financial
                                       Officer